                      IMPACT MANAGEMENT INVESTMENT TRUST


                                     1998
                                    ANNUAL
                                    REPORT


                             THE GROWTH PORTFOLIO

                             TABLE OF CONTENTS

SECTION                                                     PAGE
-------                                                     ----
A Message from Your Chairman                                  1

A Letter from the Portfolio Manager                           2

Fund Performance                                              4

Financial Highlights                                          5

Statement of Assets and Liabilities                           6

Schedule of Invsestments in Securities                        7

Statement of Operations                                       8

Statements of Changes in Net Assets                           9

Notes to Financial Statements                                10

Independent Auditor's Report                                 12

A MESSAGE FROM YOU CHAIRMAN...
------------------------------

Dear Shareholders,

     The Impact Management Growth Portfolio of the Impact Management Investment Trust ended its first full year of operation on September 30, 1998. As mentioned in the Semi-Annual Report, dated March 31, 1998, Senior Portfolio Manager, Neal Jordan of Jordan American Holdings, Inc., the advisor to the Fund, was operating with a strong eye on the stock market's exit. Therefore, throughout the year the Fund was positioned with a more defensive posture in mind. As expected, the stock market began to show signs of internal weakness as early as mid-April and by late July the sell-off had begun. The significant thing about this market decline was that it was the first decline in sixty years to reach bear market proportions without restrictive action on the part of the Federal Reserve Board being its cause. That may very well show a degree of fragility in today's market that is not widely recognized. The fact that so much money is already in the stock market is a potentially huge negative factor. If only a small percentage of the money that is in the market wanted to exit in a short period of time the negative price pressure on stocks could be significant. Your Fund's advisor believes that this is a time to be somewhat defensive and patient with a recognition of the realities that exist in the market and today's world.
     Stock market volatility can be the ally of an investor when it occurs in an understandable context. A return to a normal, understandable context by the stock market may take some time. However, once reached, the potentials for profit combined with understandable and manageable risk should make that time well worth the wait.


Sincerely,
Charles R. Clark
Chairman
Impact Management Investment Trust

A LETTER FROM YOUR ADVISOR...
-----------------------------

Dear Shareholders,

     It's important to understand the difference between the stock market hype which flows from Wall Street, and what it takes for the achievement of real success. "True success" in my definition equals the multiplication of assets over time, using the medium of the competitive marketplace as our conduit. Two key phrases: "multiplication of assets," and "over time." See "Warren Buffett" multi-billionaire.

     In my opinion, assuming proper management, there is little difference between seeking profit in a mutual fund portfolio, and seeking success with any other type of portfolio. We don't want to be over-diversified to the extent that our potentials are reduced to "whatever the market might give," a general market result. While such a result may be either postive or negative, and while a consistently rising trend would be positive, mutual fund shareholders who have experienced the impact of an authentic bear market trend on such a fund would be good witnesses to the negative. Experienced investors, those who have observed both positive and negative market trends, might find it difficult to accept an investment philosophy of merely "throwing money at the stock market and hopeing for the best." Such an approach would reflect a disregard for what I believe are the two keys to investment success. "Respect" and "Control" are, in my opinion, the two essential qualities which are found in most successful long-term investment programs. "Respect" for the enormity of the profit potentials as well as the degree of difficulty in attaining them, and "Control" over both human emotions and the investment capital which affords the potentials. In the management of the IMPACT Management Growth Portfolio, we seek to apply both qualities. The structure of the fund is a reflection of our philosophy.

     Growth is our objective. Seventy-five percent of fund assets may be invested in such a way that a maximum of five percent goes into any one company. This assures what I would consider a fair degree of diversification. With the other twenty-five percent of fund assets we have a degree of flexibility which I believe provides an important potential to us. Twenty-five percent of assets can be invested in one industry, even into one company within the industry. We can therefore seek maximum profitability by "focusing on the search for the exceptional" with twenty-five percent of the assets. This ability to be more focused on a smaller number of companies may be of great importance when we are fortunate enough to identify potentially exceptional opportunities.

     The other equally important potential which our fund has is that which allows us to protect assets during periods of market decline. Common sense dictates that when the stock market affords to everyone a special kind of reduced risk buying opportunity, that investors should endeavor to take advantage of it. In my opinion, it is insanity to approach stock market investing with the attitude of wanting to be fully at risk by being fully invested at all times regardless of the influences which impact price trends. The market decline of 1998, while substantial, was a little "tinkling of a bell" wake up call, yet many mutual funds suffered severe declines between April and October of this year. Our fund has the flexibility to remain on the sidelines during turbulent time with up to 100% of fund assets if we believe that market risks are greater than the positive potentials. As we move into the decade ahead, my expectation is that the protection of you funds' assets during negative trends shall be of greater importance than at any time since 1982. "Tinkling bells" are sometimes replaced by gongs. And--- paradoxically, being protective of investment capital during perceived lower potential/higher risk times, affords maximum growth potential when market conditions reverse from negative to authentically bullish. Remember the two key words: "Respect," and "Control."

     The "reality of the actual requirements for the achievement of true success," referred to above, in my opinion goes far beyond the quasi-professional management of many mutual funds. "Professional management" in an investment medium which is volatile and in flux should not mean simply investing every dollar when it comes in, because the tendency is for more money to pour in when the news is comforting and prices are higher prior to declines. "Professional management" also should not mean having no money to invest near the bottom because emotional shareholders send in panic liquidation requests when they "can't take any more" after their fund has declined substantially because they were fully at risk, fully invested all of the way down.

     A primary goal in the management of your fund is to attempt to prove that your mutual fund, properly managed, obviates the need for timing decisions by our shareholders.


Sincerely,
W. Neal Jordan
Senior Portfolio Manager
Jordan American Holdings, Inc.

                      Impact Management Growth Portfolio
                               Fund Performance
                     For fiscal year from October 1, 1997
                          through September 30, 1998

MANAGEMENT'S REPORT ON FUND PERFORMANCE
Stock market conditions relative to the timing of both the start-up as well as the fiscal year end reporting materially affected the fund's performance for the reporting period. The fund was formed in July 1997, began trading in September 1997, and in late October 1997, we saw the Dow Jones Industrials sell-off 554 points in one day. In addition, the end of the fiscal year was less than 30 days after the summer sell-off bottom set in early September 1998. Though the fund was in a relatively highly defensive postion, smaller capitalization portfolio holdings came under more severe price pressure than the market averages overall. While the fund was down 15.9%, the Russell 2000 Index was down 19.9% and the S&P 500 Index was up 7.4%. Those numbers point to the fact that the overall market strength has been concentrated in an ever decreasing number of larger, more liquid stocks.


[Insert: Line graph indicating growth     [Insert: Table providing the average
 of a $10,000 investment compared to       annual total return for the fiscal
 the growth of the Russell 2000 Index      year of the Fund and since inception
 and the S&P 500 Index.]                   compared to the Russell 2000 Index
                                           and the S&P 500 Index.]

The graph above compares the initial and  The table above provides the average
subsequent account values at the end of   annual total return for the fiscal
the fiscal year of the Fund, in relation  year of the Fund and since inception
to the S&P 500 Index and the Russell      in relation to the S&P 500 Index and
2000 Index.  Assumes a $10,000 initial    the Russell 2000 Index.
investment at the beginning of the        *Inception - July 1, 1997
fiscal year.  Past performance is not     Past performance does not predict
indicative of future results.             future results.  Investment return
                                          and principal value will flucuate so
                                          that an investor's shares when
                                          redeemed may be worth more or less
                                          than the original cost.

                     IMPACT MANAGEMENT INVESTMENT TRUST
                     IMPACT MANAGEMENT GROWTH PORTFOLIO
                            FINANCIAL HIGHLIGHTS
                            --------------------

                                                            Year Ended     June 17, 1997+ to
                                                           September 30,     September 30,
                                                               1998              1997
                                                               ----              ----
Per Share Data*
  Investment income                                        $       .29       $       .01
  Expenses                                                        (.21)             (.01)
                                                           ------------      ------------
  Net investment income                                            .08               .00
  Distributions from net investment income                        (.01)              .00
  Net realized and unrealized (loss) on investments              (1.66)             (.08)
  Distributions from realized gains on investments                 .00               .00
                                                           ------------      ------------
  Net (decrease) in net asset value                              (1.59)             (.08)

  Net asset value:
    Beginning of period                                           9.92             10.00
                                                           ------------      ------------
    End of period                                          $      8.33       $      9.92
                                                           ============      ============

Ratios and Supplemental Data
  Total return#                                                 (15.93)%            (.80)%^
  Ratio of expenses to average net assets#                        2.25%             2.25%**
  Ratio of net investment income to average net assets#           0.88%             0.00%**
  Portfolio turnover rate                                       221.45%             0.00%
  Average commission rate paid                             $     .1296       $     .1437
  Net assets, end of period                                $ 3,925,928       $   501,758
  Shares of beneficial interest outstanding, end of period     471,512            50,567
  Number of shareholder accounts, end of period                    136                17

_____________________
+  Commencement of operations.
* Selected data for a share of beneficial interest outstanding throughout each period.
^  Not annualized.
** Annualized.
# Excludes administrative fee and account closing fee charged directly to shareholder accounts (see Note 4 to financial statements).

                See accompanying notes to financial statements.

                     IMPACT MANAGEMENT INVESTMENT TRUST
                     IMPACT MANAGEMENT GROWTH PORTFOLIO
                     STATEMENT OF ASSETS AND LIABILITIES
                             September 30, 1998
                             ------------------

ASSETS
  Investments in securities, at value - identified cost $1,502,754  $1,187,108
  Cash                                                               2,343,884
  Receivable for investment securities sold                            383,654
  Receivable for shares of beneficial interest sold                    129,306
                                                                    -----------
    Total assets                                                     4,043,952
                                                                    -----------
LIABILITIES
  Payable for investment securities purchased                           74,717
  Investment advisory fee payable                                        3,856
  Distribution expenses payable                                          3,085
  Administrative fee payable                                             1,793
  Payable for shares of beneficial interest redeemed                    34,573
                                                                    -----------
    Total liabilities                                                  118,024
                                                                    -----------
NET ASSETS                                                          $3,925,928
                                                                    ===========
NET ASSETS CONSIST OF:
  Accumulated net investment income - net of distributions          $   24,762
  Accumulated net realized (loss)                                     (220,761)
  Net unrealized (depreciation)                                       (315,646)
  Paid-in capital applicable to 471,512 no par value
    shares of beneficial interest outstanding;
    unlimited number of shares authorized                            4,437,573
                                                                    -----------
NET ASSETS                                                          $3,925,928
                                                                    ===========
NET ASSET VALUE PER SHARE                                           $     8.33
                                                                    ===========

                See accompanying notes to financial statements.

                     IMPACT MANAGEMENT INVESTMENT TRUST
                     IMPACT MANAGEMENT GROWTH PORTFOLIO
                    SCHEDULE OF INVESTMENTS IN SECURITIES
                             September 30, 1998
                             ------------------

                                                   Shares          Value
                                                   ------          -----
Common Stocks - 29.6%
Communications - 13.6%
  Associated Group Inc. - Class A *                  5,440      $  179,520
  Scientific Atlanta Inc.                            9,000         190,125
  Teligent Inc. - Class A *                          6,000         165,000
Computers and Technology - 6.4%
  Cisco Systems Inc. *                               2,250         139,078
  Micron Technology Inc.                             3,700         112,618
Medical - 3.9%
  Atlantic Pharmaceuticals Inc. *                    6,000          10,500
  Interneuron Pharmaceuticals *                      7,200          21,600
  LCA-Vision Inc. *                                  1,725           2,588
  Sunrise Technologies International Inc. *         22,000         116,875
Restaurants - 2.6%
  Nathan's Famous Inc. *                            29,500         103,250
Transportation - 1.9%
  Noble International Ltd. *                        10,000          72,500
Other - 1.2%
  Harris & Harris Group Inc.                        33,250          47,797
                                                                -----------
    Total common stocks (cost $1,477,097)                        1,161,451
                                                                -----------
Short-Term Investments - 0.6%
  Rydex Series Trust - U.S. Government Money
    Market Fund (4.34% seven day yield,
    cost $25,657)                                   25,657          25,657
                                                                -----------
      Total investments in securities -
        30.2% of net assets (cost $1,502,754)                   $1,187,108
                                                                ===========

_____________________

* Non-income producing security

                See accompanying notes to financial statements.

                     IMPACT MANAGEMENT INVESTMENT TRUST
                     IMPACT MANAGEMENT GROWTH PORTFOLIO
                           STATEMENT OF OPERATIONS
                    For the Year Ended September 30, 1998
                    -------------------------------------

Investment income
  Interest income                                       $  73,970
  Dividend income                                          25,401
                                                        ----------
    Total income                                           99,371
                                                        ----------
Expenses
  Investment advisory fee                                  54,723
  Distribution expenses                                    16,699
                                                        ----------
    Total expenses                                         71,422
                                                        ----------
    Net investment income                                  27,949
                                                        ----------
Realized and unrealized (loss)
  Net realized (loss) on securities                      (220,761)
  Change in net unrealized appreciation or
   depreciation on securities                            (312,975)
                                                        ----------
    Net realized and unrealized (loss)                   (533,736)
                                                        ----------
Net (decrease) in net assets resulting from operations  $(505,787)
                                                        ==========

                See accompanying notes to financial statements.

                     IMPACT MANAGEMENT INVESTMENT TRUST
                     IMPACT MANAGEMENT GROWTH PORTFOLIO
                     STATEMENTS OF CHANGES IN NET ASSETS
                  For the Year Ended September 30, 1998 and
          For the Period June 17, 1997 (commencement of operations)
                           to September 30, 1997
                           ---------------------

                                                  Year Ended    June 17, 1997 to
                                                 September 30,    September 30,
                                                     1998             1997
                                                     ----             ----
Increase (Decrease) in Net Assets
  Operations
     Net investment income (loss)                $   27,949       $      (17)
     Net realized (loss) on securities             (220,761)               0
     Change in net unrealized appreciation or
      depreciation on securities                   (312,975)          (2,671)
                                                 -----------      -----------
       (Decrease) in net assets resulting
         from operations                           (505,787)          (2,688)
                                                 -----------      -----------
   Distributions to shareholders from net
    investment income                                (3,170)               0
                                                 -----------      -----------
   Beneficial interest share transactions *
     Shares sold                                  4,615,307          504,560
     Shares redeemed                               (685,350)            (114)
     Shares issued for reinvestment of
      distributions                                   3,170                0
                                                 -----------      -----------
       Increase in net assets from share
        transactions                              3,933,127          504,446
                                                 ----------       -----------
       Total increase in net assets               3,424,170          501,758

Net assets
  Beginning of period                               501,758                0
                                                 -----------      -----------
  End of period (including undistributed net
   investment income (loss) of $24,762 and
   $(17), respectively)                          $3,925,928       $  501,758
                                                 ===========      ===========
* Share information
    Shares sold                                     495,928           50,579
    Shares redeemed                                 (75,342)             (12)
    Shares issued for reinvestment of
     distributions                                      359                0
                                                 -----------      -----------
      Increase in shares outstanding                420,945           50,567
                                                 ===========      ===========

                See accompanying notes to financial statements.

                     IMPACT MANAGEMENT INVESTMENT TRUST
                     IMPACT MANAGEMENT GROWTH PORTFOLIO
                       NOTES TO FINANCIAL STATEMENTS
                       -----------------------------

Note 1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        -----------------------------------------------------------
A. General Description

IMPACT Management Investment Trust (the "Trust") was organized as a Massachusetts business trust on December 18, 1996. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. IMPACT Management Growth Portfolio (the "Fund") is the initial Series of the Trust. The Trust commenced operations on June 17, 1997, with the sale of 10,000 shares of beneficial interest of the Fund to Jordan American Holdings, Inc., d/b/a Equity Assets Management (the "Investment Advisor"), for cash in the amount of $100,000. The Trust commenced investing in securities on September 16, 1997.

B. Security Valuation

Investments in securities listed or traded on a securities exchange are valued at the last quoted sales price on the security's principal exchange on that day. Listed securities not traded on an exchange that day, and other securities which are traded in the over-the-counter market are valued at the mean between the last closing bid and asked prices in the market on that day.

C. Method of Reporting

The financial statements are presented in accordance with generally accepted accounting principles, which require the use of certain estimates made by the Fund's management. The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis.

D. Federal Income Taxes

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all its taxable income to its shareholders.


Note 2.	INVESTMENT TRANSACTIONS
        -----------------------
Purchases and sales of investment securities, other than short-term investments, during the year ended September 30, 1998 were $4,967,140 and $3,434,706, respectively. At September 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,502,754 and net unrealized depreciation aggregated $315,646, of which $38,389 related to appreciated investments and $354,035 to depreciated investments.

                     IMPACT MANAGEMENT INVESTMENT TRUST
                     IMPACT MANAGEMENT GROWTH PORTFOLIO
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                  -----------------------------------------

Note 3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        ---------------------------------------------------------------
The Trust has entered into an investment advisory agreement with the Investment Advisor. The Investment Advisor makes investment decisions with respect to the assets of the Fund and reviews, supervises and administers the investment program of the Fund. As compensation for services rendered, the Investment Advisor receives an annual investment advisory fee equal to a fixed percentage of the Fund's average daily net assets. Prior to May 5, 1998, the investment advisory fee was 2.25% of the Fund's average daily net assets and effective
May 5, 1998, the investment advisory fee was reduced to an annual fee of 1.25% of the Fund's average daily net assets. The investment advisory fee is calculated daily and paid monthly.

Effective May 5, 1998, a Distribution Plan was adopted by the Trust pursuant to Rule 12b-1 of the 1940 Act. Under the provisions of the Distribution Plan, the Fund pays or reimburses the Investment Advisor, affiliates or other third parties for expenses incurred in connection with the promotion and distribution of the Fund's shares in an amount up to 1% per annum of the average daily net assets of the Fund.

A wholly-owned subsidiary of the Investment Advisor, IMPACT Financial Network, Inc., a broker and dealer in securities registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc., earned brokerage fees on the Fund's purchases and sales of investment securities aggregating approximately $41,000 and was reimbursed $16,699 pursuant to the provisions of the Distribution Plan for the year ended September 30, 1998.

Certain officers of the Trust and members of the Board of Trustees are also officers and directors of the Investment Advisor.


Note 4.	ADMINISTRATIVE SERVICES
        -----------------------
Effective May 5, 1998, the Trust entered into an administrative services agreement with Impact Administrative Services, Inc. ("IASI"), a wholly-owned subsidiary of the Investment Advisor. Under the agreement, IASI provides administrative personnel and services necessary to operate the Fund including transfer agent and dividend disbursing agent services. IASI bears substantially all operating expenses of the Fund, excluding brokerage fees, interest charges and taxes. For these services, IASI is paid a fee of $165.00 per account, per year. One twelfth of the annual fee paid to IASI is charged to shareholder accounts at each month end as a redemption of shares of beneficial interest.
In addition, when a shareholder closes an account, IASI is paid a fee of $2.00 which is charged to the shareholder as a redemption of shares of beneficial interest. Prior to May 5, 1998, the Trust had an administrative services agreement with Impact Management Services, Inc. ("IMSI") with substantially the same terms and an identical fee structure. Total fees charged to shareholder accounts under these agreements amounted to $16,498 for the year ended September 30, 1998, of which $1,793 is payable to IASI at September 30, 1998.

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Trustees
IMPACT Management Investment Trust
IMPACT Management Growth Portfolio

We have audited the accompanying statement of assets and liabilities of IMPACT Management Growth Portfolio (the "Fund"), a Series of IMPACT Management Investment Trust, including the schedule of investments in securities, as of September 30, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 17, 1997 (commencement of operations) to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IMPACT Management Growth Portfolio, a Series of IMPACT Management Investment Trust, as of September 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 17, 1997 (commencement of operations) to September 30, 1997, in conformity with generally accepted accounting principles.


                                  /s/ Arthur F. Bell, Jr. & Associates, L.L.C.
                                      ARTHUR F. BELL, JR. & ASSOCIATES, L.L.C.

Lutherville, Maryland
October 22, 1998